Exhibit 10.3
FIFTH AMENDMENT TO
THIRD AMENDED AND RESTATED CREDIT AGREEMENT
This Fifth Amendment to Third Amended and Restated Credit Agreement (the “Amendment”) is made as of October 1, 2025 among DOC DR, LLC, a Maryland limited liability company (the “Borrower”), DOC DR HOLDCO, LLC, a Maryland limited liability company (the “Parent”), HEALTHPEAK PROPERTIES, INC., a Maryland corporation (“Healthpeak”), HEALTHPEAK OP, LLC, a Maryland limited liability company and direct consolidated subsidiary of Healthpeak (“Healthpeak OP”), KEYBANK NATIONAL ASSOCIATION, a national banking association, as administrative agent (the “Administrative Agent”), and the Lenders party hereto.

W I T N E S S E T H:

WHEREAS, the Credit Parties, the Administrative Agent and the Lenders have entered into a certain Third Amended and Restated Credit Agreement dated as of September 24, 2021 (as amended by that certain First Amendment to Third Amended and Restated Credit Agreement dated as of March 31, 2023, as amended by that certain Second Amendment to Third Amended and Restated Credit Agreement dated as of May 24, 2023, as amended by that certain Consent and Third Amendment to Third Amended and Restated Credit Agreement dated as of February 21, 2024, as amended by that certain Fourth Amendment to Third Amended and Restated Credit Agreement dated as of December 9, 2024 and as may be further amended, restated, supplemented or otherwise modified and in effect from time to time, the “Credit Agreement”), wherein the Administrative Agent and the Lenders agreed to provide a term loan facility to the Borrower in the original principal amount of $400,000,000.00.
WHEREAS, the Borrower has requested that the Lenders and the Administrative Agent agree to an amendment to the Credit Agreement; and
WHEREAS, the Credit Parties, the Lenders and the Administrative Agent have so agreed on the terms and conditions set forth herein.
NOW, THEREFORE, in consideration of the premises and the agreements hereinafter set forth, the parties hereto hereby agree as follows:
1.Definitions. Unless otherwise defined herein (including the recitals hereto), capitalized terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement. Each reference to “hereof”, “hereunder”, “herein” and “hereby” and each other similar reference and each reference to “this Amendment” and each other similar reference contained in the Credit Agreement and other Credit Documents shall, after this Amendment becomes effective, refer to the Credit Agreement as amended hereby.
2.Amendments to Credit Agreement. Effective as of the Fifth Amendment Effective Date, the Credit Agreement is hereby amended as follows:
(a)Section 1.1 of the Credit Agreement is hereby amended by deleting the following defined terms and their corresponding definitions in their entirety therein:
“Adjusted Daily Simple SOFR”
“Adjusted Term SOFR”

“SOFR Index Adjustment”
(b)Section 1.1 of the Credit Agreement is hereby amended by amending and restating the following definitions (i) to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~), and (ii) to insert the double underlined text (indicated textually in the same manner as the following example: double-underlined text) as follows:

“Daily Simple SOFR” means, for any day (a “SOFR Rate Day”), a rate per annum equal to SOFR for the day (such day, the “SOFR Determination Day”) that is five (5) SOFR Business Days prior to (i) if such SOFR Rate Day is a SOFR Business Day, such SOFR Rate Day or (ii) if such SOFR Rate Day is not a SOFR Business Day, the SOFR Business Day immediately preceding such SOFR Rate Day, in each case, as and when SOFR for such SOFR Rate Day is published by the Daily Simple SOFR Administrator on the SOFR Administrator’s Website. If by 5:00 pm on the second (2nd) SOFR Business Day immediately following any SOFR Determination Day, SOFR in respect of such SOFR Determination Day has not been published on the SOFR Administrator’s Website and a Benchmark Replacement Date with respect to Daily Simple SOFR has not occurred, then SOFR for such SOFR Determination Day will be SOFR as published in respect of the first preceding SOFR Business Day for which such SOFR was published on the SOFR Administrator’s Website; provided, that any SOFR determined pursuant to this sentence shall be utilized for purposes of calculation of Daily Simple SOFR for no more than three (3) consecutive SOFR Rate Days; provided further, that in each case, if Daily Simple SOFR as so determined would be less than the Floor, then Daily Simple SOFR shall be deemed to be the Floor. Any change in Daily Simple SOFR due to a change in SOFR shall be effective from and including the effective date of such change in SOFR without notice to the Borrower.
“SOFR Loan” means each Loan bearing interest at a rate based upon (a) ~~Adjusted~~ Term SOFR (other than pursuant to clause (iii) of the definition of “Base Rate”) or (b) ~~Adjusted~~ Daily Simple SOFR.
“Term SOFR” means for any calculation with respect to a Term SOFR Loan, the Term SOFR Reference Rate for a tenor comparable to the applicable Interest Period on the day (such day, the “Lookback Day”) that is two (2) SOFR Business Days prior to the first day of such Interest Period, as such rate is published by the Term SOFR Administrator; provided, however, that if as of 5:00 p.m. on any Lookback Day the Term SOFR Reference Rate for the applicable tenor has not been published by the Term SOFR Administrator and a Benchmark Replacement Date with respect to the Term SOFR Reference Rate has not occurred, then Term SOFR will be the Term SOFR Reference Rate for such tenor as published by the Term SOFR Administrator on the first preceding SOFR Business Day for which such Term SOFR Reference Rate for such tenor was published by the Term SOFR Administrator so long as such first preceding SOFR Business Day is not more than three (3) SOFR Business Days prior to such Lookback Day, and for any calculation with respect to a Base Rate Loan, the Term SOFR Reference Rate for a tenor of one month on the day that is two SOFR Business Days prior to the date the Base Rate is determined, subject to the proviso provided above; provided further, that in each case, if Term SOFR as so determined would be less than the Floor, then Term SOFR shall be deemed to be the Floor.
“Term SOFR Loan” means each Loan bearing interest at a rate based upon ~~Adjusted~~ Term SOFR (other than pursuant to clause (iii) of the definition of Base Rate).
(c)Section 1.5 of the Credit Agreement is hereby amended and restated to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) as follows:

Section 1.5    Rates. The interest rate on Loans may be determined by reference to a benchmark rate that is, or may in the future become, the subject of regulatory reform or cessation. The

Administrative Agent does not warrant or accept responsibility for, and shall not have any liability with respect to (a) the continuation of, administration of, submission of, calculation of or any other matter related to the Base Rate, Daily Simple SOFR, ~~Adjusted Daily Simple SOFR,~~ the Term SOFR Reference Rate~~, Adjusted Term SOFR~~  or Term SOFR, or any component definition thereof or rates referred to in the definition thereof, or any alternative, successor or replacement rate thereto (including any Benchmark Replacement), including whether the composition or characteristics of any such alternative, successor or replacement rate (including any Benchmark Replacement) will be similar to, or produce the same value or economic equivalence of, or have the same volume or liquidity as, the Base Rate, Daily Simple SOFR, ~~Adjusted Daily Simple SOFR,~~ the Term SOFR Reference Rate~~, Adjusted Term SOFR~~  or Term SOFR or any other Benchmark prior to its discontinuance or unavailability, or (b) the effect, implementation or composition of any Conforming Changes. The Administrative Agent and its affiliates or other related entities may engage in transactions that affect the calculation of the Base Rate, Daily Simple SOFR, ~~Adjusted Daily Simple SOFR,~~ the Term SOFR Reference Rate~~, Adjusted Term SOFR~~  or Term SOFR, any alternative, successor or replacement rate (including any Benchmark Replacement) or any relevant adjustments thereto, in each case, in a manner adverse to the Borrower. The Administrative Agent may select information sources or services in its reasonable discretion to ascertain the Base Rate, Daily Simple SOFR, ~~Adjusted Daily Simple SOFR,~~ the Term SOFR Reference Rate~~, Adjusted Term SOFR~~  or Term SOFR or any other Benchmark, in each case pursuant to the terms of this Agreement, and shall have no liability to the Borrower, any Lender or any other person or entity for damages of any kind, including direct or indirect, special, punitive, incidental or consequential damages, costs, losses or expenses (whether in tort, contract or otherwise and whether at law or in equity), for any error or calculation of any such rate (or component thereof) provided by any such information source or service. In connection with the use or administration of Daily Simple SOFR and Term SOFR, the Administrative Agent will have the right to make Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Credit Document, any amendments implementing such Conforming Changes will become effective without any further action or consent of any other party to this Agreement or any other Credit Document. The Administrative Agent will promptly notify the Borrower and the Lenders of the effectiveness of any Conforming Changes in connection with the use or administration of Daily Simple SOFR and Term SOFR.
(d)Section 2.7(a) of the Credit Agreement is hereby amended and restated to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) as follows:

Section 2.7    Interest on Loans.
(a)Except as otherwise set forth herein, each Loan shall bear interest on the unpaid principal amount thereof from the date made through repayment (whether by acceleration or otherwise) thereof as follows:
(i)in the case of Revolving Loans:
(A)if a Base Rate Loan (including a Base Rate Loan referencing ~~Adjusted~~ Term SOFR), the Base Rate plus the Applicable Margin for Revolving Loans that are Base Rate Loans;
(B)if a Daily Simple SOFR Loan, ~~Adjusted~~ Daily Simple SOFR plus the Applicable Margin for Revolving Loans that are SOFR Loans; or

(C)if a Term SOFR Loan, ~~Adjusted~~ Term SOFR plus the Applicable Margin for Revolving Loans that are SOFR Loans;
(ii)in the case of Swingline Loans, at the Swingline Rate; and
(iii)In the case of the 2028 Term Loan:
(A)if a Base Rate Loan (including a Base Rate Loan referencing ~~Adjusted~~ Term SOFR), the Base Rate plus the Applicable Margin for Term Loans that are Base Rate Loans;
(B)if a Daily Simple SOFR Loan, ~~Adjusted~~ Daily Simple SOFR plus the Applicable Margin for Term Loans that are SOFR Loans;
(C)if a Term SOFR Loan, ~~Adjusted~~ Term SOFR plus the Applicable Margin for Term Loans that are SOFR Loans;
(iv)in the case of any Additional Term Loan:
(A)if a Base Rate Loan (including a Base Rate Loan referencing ~~Adjusted~~ Term SOFR), the Base Rate plus the Applicable Margin for Additional Term Loans that are Base Rate Loans;
(B)if a Daily Simple SOFR Loan, ~~Adjusted~~ Daily Simple SOFR plus the Applicable Margin for Additional Term Loans that are SOFR Loans;
(C)if a Term SOFR Loan, ~~Adjusted~~ Term SOFR plus the Applicable Margin for Additional Term Loans that are SOFR Loans;
(e)Section 2.11(a)(i)(A) of the Credit Agreement is hereby amended and restated to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) as follows:

Section 2.11    Prepayments/Commitment Reductions.
(a)     Voluntary Prepayments.
(i)    Any time and from time to time, the Loans may be repaid in whole or in part, with respect to the Revolving Loans, the Existing Term Loan and any Additional Term Loan, without premium or penalty (subject to Section 3.1):
(A)    with respect to Base Rate Loans (including Base Rate Loans referencing ~~Adjusted~~ Term SOFR), the Borrower may prepay any such Loans on any Business Day in whole or in part, in an aggregate minimum amount of $250,000 and integral multiples of $100,000 in excess of that amount;
(f)Section 3.1 of the Credit Agreement is hereby amended and restated to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) as follows:

Section 3.1    Making or Maintaining SOFR Loans.

(a)    Inability to Determine Applicable Interest Rate. In the event that the Administrative Agent shall have reasonably determined (which determination shall be final and conclusive and binding upon all parties hereto), on any Interest Rate Determination Date with respect to any SOFR Loans that adequate and fair means do not exist for ascertaining the interest rate applicable to such SOFR Loans, the Administrative Agent shall on such date give notice (by telefacsimile or by telephone confirmed in writing) to the Borrower and each Lender of such determination, whereupon (1) no Loans may be made as, or converted to, SOFR Loans until such time as the Administrative Agent notifies the Borrower and the Lenders that the circumstances giving rise to such notice no longer exist, and (2) any Funding Notice or Conversion/Continuation Notice given by the Borrower with respect to the Loans in respect of which such determination was made shall be deemed to be rescinded by the Borrower and such Loans shall be automatically made or continued as, or converted to, as applicable, Base Rate Loans without reference to the ~~Adjusted~~ Term SOFR component of the Base Rate. Upon any such conversion, the Borrower shall also pay accrued interest on the amount so converted, together with any additional amounts required pursuant to Section 3.1(c).
(b)    Illegality or Impracticability of SOFR Loans. In the event that on any date any Lender shall have determined (which determination shall be final and conclusive and binding upon all parties hereto but shall be made only after consultation with the Borrower and the Administrative Agent) that the making, maintaining or continuation of its SOFR Loans has become unlawful as a result of compliance by such Lender in good faith with any law, treaty, governmental rule, regulation, guideline or order (or would conflict with any such treaty, governmental rule, regulation, guideline or order not having the force of law even though the failure to comply therewith would not be unlawful), then, and in any such event, such Lender shall be an “Affected Lender” and it shall on that day give notice (by telefacsimile or by telephone confirmed in writing) to the Borrower and the Administrative Agent of such determination (which notice the Administrative Agent shall promptly transmit to each other Lender). Thereafter (1) the obligation of the Affected Lender to make Loans as, or to convert Loans to, SOFR Loans shall be suspended until such notice shall be withdrawn by the Affected Lender, (2) to the extent such determination by the Affected Lender relates to a SOFR Loan then being requested by the Borrower pursuant to a Funding Notice or a Conversion/Continuation Notice, the Affected Lender shall make such Loan as (or continue such Loan as or convert such Loan to, as the case may be) a Base Rate Loan without reference to the ~~Adjusted~~ Term SOFR component of the Base Rate, (3) the Affected Lender’s obligation to maintain its outstanding SOFR Loans (the “Affected Loans”) shall be terminated at the earlier to occur of the expiration of the Interest Period then in effect with respect to the Affected Loans or when required by law, and (4) the Affected Loans shall automatically convert into Base Rate Loans without reference to the ~~Adjusted~~ Term SOFR component of the Base Rate on the date of such termination. Notwithstanding the foregoing, to the extent a determination by an Affected Lender as described above relates to a SOFR Loan then being requested by the Borrower pursuant to a Funding Notice or a Conversion/Continuation Notice, the Borrower shall have the option, subject to the provisions of Section 3.1(a)(1), to rescind such Funding Notice or Conversion/Continuation Notice as to all Lenders by giving notice (by telefacsimile or by telephone confirmed in writing) to the Administrative Agent of such rescission on the date on which the Affected Lender gives notice of its determination as described above (which notice of rescission the Administrative Agent shall promptly transmit to each other Lender). Except as provided in the immediately preceding sentence, nothing in this Section 3.1(b) shall affect the obligation of any Lender other than an Affected Lender to make or maintain Loans as, or to convert Loans to, SOFR Loans in accordance with the terms hereof.
(c)    Compensation for Breakage or Non-Commencement of Interest Periods. The Borrower shall compensate each Lender, upon written request by such Lender (which request shall set forth the basis for requesting such amounts), for all reasonable out-of-pocket losses, expenses and liabilities (including any interest paid or calculated to be due and payable by such Lender to lenders of funds borrowed by it to make or carry its SOFR Loans and any loss, expense or liability sustained by such Lender in connection with the liquidation or re-employment of such funds but excluding loss of anticipated profits) which such Lender sustains: (i) if for any reason (other than a default by such Lender) a borrowing of any SOFR Loans does not occur on a date specified therefor in a Funding Notice or a telephonic request for borrowing, or a conversion to or continuation of any SOFR Loans does not occur on a date specified therefor in a Conversion/Continuation Notice or a telephonic request for conversion or continuation; (ii) if any prepayment or other principal payment of, or any conversion of, any of its SOFR Loans occurs on any day other than the last day of an Interest Period applicable to that Loan (whether voluntary, mandatory, automatic, by reason of acceleration, or otherwise), including as a result of an assignment in connection with the replacement of a Lender pursuant to Section 2.17; or (iii) if any prepayment of any of its SOFR Loans is not made on any date specified in a notice of prepayment given by the Borrower.
(d)    Booking of SOFR Loans. Any Lender may make, carry or transfer SOFR Loans at, to, or for the account of any of its branch offices or the office of an Affiliate of such Lender.
(e)    No Match Funding. Anything to the contrary contained herein notwithstanding, neither the Administrative Agent, nor any Lender, nor any of their Participants, is required actually to match fund any Obligation as to which interest accrues at ~~Adjusted~~ Term SOFR, ~~Adjusted~~ Daily Simple SOFR or the Term SOFR Reference Rate.
(f)    Certificates for Reimbursement. A certificate of a Lender setting forth in reasonable detail the amount or amounts necessary to compensate such Lender, as specified in paragraph (c) of this Section and the circumstances giving rise thereto shall be delivered to the Borrower and shall be conclusive absent manifest error. In the absence of any such manifest error, the Borrower shall pay such Lender or the Issuing Bank, as the case may be, the amount shown as due on any such certificate within ten (10) Business Days after receipt thereof.
(g)    Delay in Requests. The Borrower shall not be required to compensate a Lender pursuant to this Section for any such amounts incurred more than six (6) months prior to the date that such Lender delivers to the Borrower the certificate referenced in Section 3.1(f).
(g)Section 3.5(e) of the Credit Agreement is hereby amended and restated to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) as follows:

(e)    Benchmark Unavailability Period. Upon the Borrower’s receipt of notice of the commencement of a Benchmark Unavailability Period, the Borrower may revoke any request for a Borrowing of, conversion to or continuation of SOFR Loans to be made, converted or continued during any Benchmark Unavailability Period and, failing that, the Borrower will be deemed to have converted any such request into a request for a Borrowing of or conversion to Base Rate Loans. During any Benchmark Unavailability Period or at any time that a tenor for the then-current Benchmark is not an Available Tenor, the component of Base Rate based upon ~~Adjusted~~ Term SOFR (or then-current Benchmark) will not be used in any determination of Base Rate.
3.Conditions Precedent. This Amendment shall become effective as of the first date when each of the following conditions has been satisfied or waived by the Administrative Agent (the “Fifth Amendment Effective Date”):
(a)Transaction Document. The Administrative Agent shall have received a copy of this Amendment, executed and delivered by a duly authorized officer of each Credit Party, the Administrative Agent and the Lenders.
(b)Representations and Warranties. As of the Fifth Amendment Effective Date, the representations and warranties contained in the Credit Agreement shall be true and correct in all material respects; provided that, in each case, (i) any representation or warranty qualified as to materiality shall be true and correct in all respects and (ii) any representation or warranty made solely with respect to a specified prior date shall be true and correct in all material respects (subject to clause (i) of this proviso) as of such specified date.
(c)No Default. No Default or Event of Default shall have occurred and be continuing as of the Fifth Amendment Effective Date or would result from the effectiveness of this Amendment.
4.Representations and Warranties. As of the Fifth Amendment Effective Date, each Credit Party hereby represents and warrants that:
(a)Such party has the requisite power and authority to execute, deliver and perform this Amendment.
(b)Such party has taken all necessary corporate (or analogous) action to authorize the execution, delivery and performance of this Amendment. This Amendment constitutes a legal, valid and binding obligation of such party, enforceable against such party in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar laws relating to or affecting creditors’ rights generally, and subject to general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.
(c)No Default or Event of Default has occurred and is continuing.

5.Governing Law. This Amendment shall be governed by, and construed in accordance with, the law of the State of New York.
6.General Terms. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same agreement, and any of the parties hereto may execute this Amendment by signing any such counterpart. A set of the copies of this Amendment signed by all the parties shall be lodged with the Administrative Agent. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or in electronic (i.e., “pdf” or “tif”) format shall be effective as delivery of a manually executed counterpart of this Amendment. The words “execution,” “signed,” “signature,” and words of like import in this Amendment shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act provided that notwithstanding anything contained herein to the contrary, the Administrative Agent is under no obligation to agree to accept electronic signatures in any form or in any format unless expressly agreed to by the Administrative Agent pursuant to procedures approved by it.
7.Headings, etc. Section or other headings contained in this Amendment are for reference purposes only and shall not in any way affect the meaning or interpretation of this Amendment.
8.Credit Document. Each Credit Party hereby acknowledges and agrees that, notwithstanding anything to the contrary contained herein, in the Credit Agreement or in any other Credit Document, this Amendment shall constitute a Credit Document under the Credit Agreement.
9.Amendments. This Amendment shall not be amended, restated, amended and restated or otherwise modified except as provided in Section 11.4 of the Credit Agreement.
[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

HEALTHPEAK PROPERTIES, INC.

By: /s/ Kelvin O. Moses
Name:    Kelvin O. Moses
Title:    Chief Financial Officer

HEALTHPEAK OP, LLC

By: HEALTHPEAK PROPERTIES, INC.
Its: Managing Member

By: /s/ Kelvin O. Moses
Name:    Kelvin O. Moses
Title:    Chief Financial Officer

DOC DR HOLDCO, LLC

By: HEALTHPEAK OP, LLC
Its: Sole Member

By: HEALTHPEAK PROPERTIES, INC.
Its: Managing Member

By: /s/ Kelvin O. Moses
Name:    Kelvin O. Moses
Title:    Chief Financial Officer

DOC DR, LLC

By: DOC DR HOLDCO, LLC,
Its: Managing Member

By: HEALTHPEAK OP, LLC,
Its: Sole Member

By: HEALTHPEAK PROPERTIES, INC.
Its: Managing Member

By: /s/ Kelvin O. Moses
Name:    Kelvin O. Moses
Title:    Chief Financial Officer
[Signature Page to Fifth Amendment to Third Amended and Restated Credit Agreement]

ADMINISTRATIVE AGENT:
KEYBANK NATIONAL ASSOCIATION, as Administrative Agent
By: /s/ Laura Conway
Name: Laura Conway
Title: Senior Vice President
[Signature Page to Fifth Amendment to Third Amended and Restated Credit Agreement]

LENDERS:
KEYBANK NATIONAL ASSOCIATION, as a Lender
By: /s/ Laura Conway
Name: Laura Conway
Title: Senior Vice President
[Signature Page to Fifth Amendment to Third Amended and Restated Credit Agreement]

BMO BANK, N.A., as a Lender
By:    /s/ Stephanie Beggs
Name: Stephanie Beggs
Title: Director
[Signature Page to Fifth Amendment to Third Amended and Restated Credit Agreement]

BANK OF AMERICA, N.A., as a Lender
By:    /s/ Darren Merten
Name: Darren Merten
Title: Director
[Signature Page to Fifth Amendment to Third Amended and Restated Credit Agreement]

RAYMOND JAMES BANK, as a Lender
By:    /s/ Alexander Sierra
Name: Alexander Sierra
Title: Senior Vice President
[Signature Page to Fifth Amendment to Third Amended and Restated Credit Agreement]

REGIONS BANK, as a Lender
By:    /s/ William Chalmers
Name: William Chalmers
Title: Senior Vice President
[Signature Page to Fifth Amendment to Third Amended and Restated Credit Agreement]

CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as a Lender
By:    /s/ Jill Wong
Name: Jill Wong
Title: Director
By:    /s/ Gordon Yip
Name: Gordon Yip
Title: Director
[Signature Page to Fifth Amendment to Third Amended and Restated Credit Agreement]

ASSOCIATED BANK, NATIONAL ASSOCIATION, as a Lender
By:    /s/ Mitchell Vega
Name: Mitchell Vega
Title: Senior Vice President

[Signature Page to Fifth Amendment to Third Amended and Restated Credit Agreement]